MANAGERS TRUST I

MANAGERS SMALL CAP FUND

(Prospectus dated March 1, 2009, as supplemented March 4, 2009)

Supplement dated September 15, 2009 to the Prospectus

dated and supplement as noted above

The following information supplements and supersedes any information to the contrary relating to Managers Small Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Funds’ Prospectus dated and supplemented as noted above (the “Prospectus”).

At an in-person meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved the appointment of Frontier Capital Management Co., LLC (“Frontier” or the “Subadvisor”) as the new Subadvisor to the Fund, effective September 14, 2009, and approved a new subadvisory agreement (the “New Subadvisory Agreement”) and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The Trust’s Board of Trustees also accepted the resignation of TimesSquare Capital Management, LLC (“TimesSquare”) under the subadvisory agreement with respect to the Fund between Managers Investment Group LLC (“Managers”) and TimesSquare. In addition, effective immediately, Managers has re-opened the Fund to new investors.

Because the New Subadvisory Agreement requires the approval of shareholders, the Trust’s Board of Trustees also approved an interim subadvisory agreement to be effective pending such shareholder approval with Frontier effective on September 14, 2009 (the “Interim Subadvisory Agreement”), pursuant to which Frontier will be responsible for management of the Fund’s entire portfolio previously managed by TimesSquare. Therefore, effective September 14, 2009, TimesSquare will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Frontier. The terms of the Interim Subadvisory Agreement approved by the Trust’s Board of Trustees are substantially similar to the previous subadvisory agreement with TimesSquare with respect to the Fund.

The New Subadvisory Agreement between Managers and Frontier is contingent upon approval by the Fund’s shareholders. It is estimated that shareholders will receive a proxy statement on or around October 22, 2009 relating to the New Subadvisory Agreement, and that a special shareholders’ meeting will be held in mid-December 2009, at which approval of the New Subadvisory Agreement will be considered. Shareholders are urged to read the proxy statement carefully when it becomes available. It will contain important information regarding the New Subadvisory Agreement. In addition, in connection with shareholder approval of the New Subadvisory Agreement, it is anticipated that the Fund will be renamed Managers Frontier Small Cap Growth Fund. If the New Subadvisory Agreement is not approved by shareholders before February 11, 2010, Frontier will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest or (b) the amount of its fees earned under the Interim Subadvisory Agreement, to be held in an escrow account, plus interest.

With respect to the Fund, Managers is responsible for managing and transferring assets formerly managed by TimesSquare to Frontier. Managers has employed a transition manager to assist with the transfer of assets. Until a portion of the assets formerly managed by TimesSquare are transferred or sold, they remain invested in securities selected by TimesSquare. Keitha L. Kinne is primarily responsible for overseeing the transition manager on behalf of Managers. Ms. Kinne is a Managing Partner and Chief Operating Officer of Managers and has held those positions since 2007, and has been the Chief Investment Officer of Managers since 2008. Previously, she served as Managing Director at Legg Mason & Co., LLC during 2006 and 2007, served as Managing Director at Citigroup Asset Management from 2004 to 2006, and also served as Senior Vice President of Prudential Investments from 1999 to 2004.

The Prospectus is hereby amended as follows:

On pages eight and thirty-five of the Prospectus, all references to the Fund being closed to new investors are hereby deleted. Furthermore, all references to TimesSquare shall be deleted and all references to the Subadvisor to the Fund shall refer to Frontier. Additionally, under “Summary of the Funds – Managers Small Cap Fund” on page eight of the Prospectus, the sections titled “Focus” and “Principal Investment Strategies” are hereby deleted and replaced with the following:

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Subadvisor to the Fund, Frontier Capital Management Co., LLC (“Frontier”), generally considers a company to be a small-capitalization company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell 2000® Index. As of June 30, 2009, the range of market capitalizations for the Russell 2000® Index was $2 million to $2.3 billion. The Fund may retain securities that it already has purchased even if the company drops below or outgrows the capitalization range.

The Fund primarily invests in common stocks and may invest in stocks that are traded in the over-the-counter (OTC) market.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Manager to the Fund has selected Frontier as the Fund’s Subadvisor. Frontier utilizes and draws support from its entire team of 16 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in small capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well conceived strategic plan. Frontier seeks businesses that can generate returns on capital in excess of their cost of capital over a business cycle due to above average secular growth prospects or a competitive advantage that will allow it to earn superior rates of return on capital.

Frontier tends to sell stocks when:

•	Frontier’s price objective is reached;
•	fundamental conditions have changed so that future earnings progress is likely to be adversely affected;
•	heightened event risk and/or elevated balance sheet risk;
•	earning expectations have become excessive; or
•	Frontier is fully invested and an attractive, new opportunity causes it to sell a current holding with less appreciation potential.

In addition, the section titled “Summary of the Funds – Fund Management – Managers Small Cap Fund” on page thirty-six of the Prospectus is hereby deleted and replaced with the following:

MANAGERS SMALL CAP FUND

Frontier Capital Management Company, LLC, located at 99 Summer Street, Boston, MA 02110, manages the Managers Small Cap Fund. Founded in 1980, the firm manages $5.2 billion (as of June 30, 2009) in client assets in small, small/mid, mid and large cap U.S. equity strategies. In 2000, Frontier became an affiliate of AMG. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in Frontier. Thomas W. Duncan, CFA, James A. Colgan and G. Michael Novak, Jr. are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have each co-managed the Fund’s portfolio since September 14, 2009. Mr. Duncan, Chairman of Frontier, has managed the Frontier small cap growth strategy at Frontier since its inception in 1985. In 2002, Messrs. Colgan and Novak, each a Vice President of Frontier, began co-managing the small cap growth strategy with Mr. Duncan, in anticipation of Mr. Duncan’s planned retirement from Frontier in the beginning of 2010. Messrs. Colgan and Novak both joined Frontier in 1998 and have worked closely on the small cap growth strategy for over ten years. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays all or a portion of this fee to Frontier.

In addition to the changes described above, at the Trust’s Board of Trustees meeting on September 11, 2009, the Board approved the filing of a registration statement with the Securities and Exchange Commission to establish a new share class structure for the Fund (the “Conversion”). Under the Conversion, the Fund will: (i) offer three new classes of shares called Investor Class, Service Class, and Institutional Class; (ii) redesignate the existing shares of the Fund as Service Class shares; (iii) on or around January 4, 2010 (the “Conversion Date”), transfer shareholders of the Fund to either the Institutional Class or Service Class, which will have minimum initial investment amounts of $100,000 and $25,000, respectively, depending on whether the value of shares in a shareholder’s account meets the minimum initial investment amount of the Institutional Class; and (iv) implement a new contractual expense limitation to limit total operating expenses of the Fund, subject to the exclusions described below (the “Expense Limitation”). The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Institutional Class and Service Class shares are expected to have lower annual operating expenses than the current shares of the Fund. Under the Expense Limitation, Institutional Class and Service Class shares’ total annual operating expenses are not expected to exceed 1.05% and 1.30%, respectively, of average daily net assets (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items), subject to reimbursement by the Fund under certain circumstances. There will be no change in the overall value of a shareholder’s shares resulting from the Conversion, as shareholders will receive Service or Institutional Class shares with the same net asset value as the shares currently held. Each of the three new share classes will have its own investment minimum and class specific expense structure. Shareholders of the Fund will receive a new prospectus describing the new share classes on or around the Conversion Date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

MANAGERS TRUST I

MANAGERS SMALL CAP FUND

(Statement of Additional Information dated March 1, 2009, as supplemented March 4, 2009,

March 23, 2009 and July 1, 2009)

Supplement dated September 15, 2009 to the Statement of Additional Information

dated and supplement as noted above

The following information supplements and supersedes any information to the contrary relating to Managers Small Cap Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Funds’ Statement of Additional Information dated and supplemented as noted above (the “Statement of Additional Information”).

At an in-person meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved the appointment of Frontier Capital Management Co., LLC (“Frontier” or the “Subadvisor”) as the new Subadvisor to the Fund, effective September 14, 2009, and approved a new subadvisory agreement with Frontier that will be submitted to shareholders for approval. The Trust’s Board of Trustees also accepted the resignation of TimesSquare Capital Management, LLC (“TimesSquare”) under the subadvisory agreement with respect to the Fund between Managers Investment Group LLC (“Managers”) and TimesSquare. In accordance with the changes to the Fund described in a supplement to the Prospectus of the same date, all references to TimesSquare as a subadvisor to the Fund and employees of TimesSquare as portfolio managers of the Fund shall be deleted from the Statement of Additional Information, and all references to the Subadvisor to the Fund shall now refer to Frontier.

Additionally, the section titled “MANAGEMENT OF THE FUNDS – MANAGERS SMALL CAP FUND” on page fifty-three of the Statement of Additional Information is hereby deleted and replaced with the following:

Subadvisor: Frontier Capital Management Co., LLC (“Frontier”)

Thomas W. Duncan, CFA, James A. Colgan and G. Michael Novak, Jr. are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. AMG indirectly owns a majority interest in Frontier.

Other Accounts Managed by the Portfolio Manager(s) (information as of 6/30/09)

Portfolio Manager(s): Thomas W. Duncan, James A. Colgan and G. Michael Novak, Jr.
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$180	0	$0
Other Accounts	21	$1,396	3	$646

1 Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

In connection with its management of client accounts, Frontier may be subject to the appearance of actual or potential conflicts of interest. For example, an advisory fee based on the performance of an account may create the appearance of a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets because Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier has in place trade allocation procedures that are reasonably designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

In addition, Frontier has written policies and procedures in place that are reasonably designed to help mitigate the appearance of other potential conflicts of interest, including the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts.

Portfolio Manager Compensation

Frontier’s portfolio manager compensation program consists of a fixed base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and tied directly to the firm’s profitability, which includes management fee revenues generated from client accounts, including the Fund. Compensation is not directly based on performance of the Fund or the amount of assets held in the Fund’s portfolio.

Portfolio Managers’ Ownership of Fund Shares (information as of 6/30/09)

Mr. Duncan: None

Mr. Colgan: None

Mr. Novak: None

In addition, Appendix B of the Statement of Additional Information is hereby amended by adding the following information under the heading “Managers Small Cap Fund”:

Frontier Capital Management Co., LLC (“Frontier”)

A copy of Frontier’s proxy voting policies is attached as Appendix G.

The attachment to this Supplement titled “Frontier Capital Management Co., LLC — Proxy Voting Policies and Guidelines” is hereby added as Appendix G of the Statement of Additional Information.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Appendix G

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

Introduction

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has contracted with another vendor to act as agent (the “proxy agent”) for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On at least a quarterly basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Custodian

On a periodic basis, Frontier will confirm that client custodians are alerting the proxy agent when accounts are set up at the custodian for the proxy agent to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to the proxy agent for execution.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.	Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.